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                                                                    EXHIBIT 99.1
                         A.C. MOORE ARTS & CRAFTS, INC.


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


This certification is intended to accompany the Quarterly Report of A.C. Moore Arts & Crafts, Inc. (the "Company") on Form 10-Q for the period ended September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), and is given solely for the purpose of satisfying the requirements of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. I, John E. Parker, hereby certify in my capacity as the Chief Executive Officer of the Company, that:

                  (1)      The Report fully complies with the requirements of
                           section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                  (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                                     /s/ John E. Parker
                                                     ---------------------------
                                                     John E. Parker
                                                     Chief Executive Officer

Date: November 13, 2002